AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (this “Amendment”) is made this 7th day of May, 2007, by and between Alex Amoriello (“Employee”) and Scores Holding Company, Inc. (“Employer”).

WITNESSETH:

WHEREAS, effective March 1, 2007, the parties entered into an Employment Agreement (the “Agreement”) whereby Employee was to serve as Employer’s President and Chief Executive Officer; and

WHEREAS, the parties now wish Employee to serve as Employer’s Chief Operating Officer;

NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Employee shall henceforth have the title of Employer’s Chief Operating Officer and President.

2.	Except for such change in title, all other provisions of the Exclusivity Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first above written.

SCORES HOLDING COMPANY, INC.		ALEX AMORIELLO

By:	/s/ Curtis Smith	/s/ Alex Amoriello
Name: Curtis Smith
Title: Chief Financial Officer